UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2006

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Starwood Hotels & Resorts
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-6828	52-0901263
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2006, the Compensation and Option Committee (the "Committee") of the Board of Directors of Starwood Hotels & Resorts Worldwide, Inc. (the "Company") approved 2005 bonus payments to the Company's named executive officers and certain other employees under the 1999 Annual Incentive Plan for Certain Executives (the "Executive Plan") or the Annual Incentive Plan (the "AIP"). Under the Executive Plan, the Committee makes bonus payments upon its certification that the applicable performance goal as previously established by the Committee in accordance with the terms of the Executive Plan has been met.

On February 7, 2006, the Committee also established the performance goals for 2006 bonus compensation to the named executive officers and other employees of the Company. The 2006 performance criterion for the Executive Plan is based on the Company achieving certain levels of EBITDA. The 2006 performance criterion under the AIP is based on either (i) the Company achieving certain levels of operating income or (ii) the achievement of certain non-financial minimum performance levels by AIP participants (as a whole).

The Committee also awarded as of February 7, 2006 certain officers of the Company (including some of the named executive officers) options and restricted stock under the Company’s 2004 Long Term Incentive Plan. Under the terms of the restricted stock agreements, the shares of Company stock awarded thereunder would generally vest on the third anniversary of the date of grant. In addition, under such agreements, the grantees generally have the right to vote and receive dividends (or dividend equivalents, as applicable) on the shares of restricted stock and restricted stock units. Under the terms of the option agreements, the option vests ratably over a four year period beginning on February 7, 2007. The terms of the restricted stock and option awards also generally contain a claw back feature pursuant to which the Company may recoup benefits received by an award recipient following a recipient's departure from the Company if such recipient becomes employed by a competitor of the Company following his departure from the Company.

The form of restricted stock agreement and option agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Form of Restricted Stock Award Agreement under the 2004 Long Term Incentive Plan.

99.2 Form of Stock Option Agreement under the 2004 Long Term Incentive Plan.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

February 13, 2006	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Executive Vice President, General Counsel and Secretary

Starwood Hotels & Resorts

February 13, 2006	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Form of Restricted Stock Award Agreement under the 2004 Long Term Incentive Plan.
99.2	Form of Stock Option Award Agreement under the 2004 Long Term Incentive Plan